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                                                                   EXHIBIT 21(b)

                            FAMILY RESTAURANTS, INC.

                                 1995 FORM 10-K

                          NAMES UNDER WHICH OPERATING

                      SUBSIDIARIES DO BUSINESS - 12/31/95
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Carrows Restaurants, Inc. ("Carrows")
 Coco's Restaurants, Inc. ("Coco's")
  Far West Concepts, Inc. ("FWC")
   jojos Restaurants, Inc. ("JRI")                   El Torito Restaurants, Inc.
- ------------------------------------                 -----------------------------

Bob's Big Boy (Carrows/JRI)                          Casa Gallardo
Carrows (Carrows)                                    Casa Gallardo Grill
Charley Brown's (Coco's)                             Casa Maria
Coco's (Coco's)                                      El Torito
Coco's Bakery Restaurant (Coco's)                    El Torito Grill
Edie's Diner (FWC)                                   El Torito Restaurant & Cantina
H.I. Ribsters (Coco's)                               GuadalaHARRY's
Jeremiah's (Carrows)                                 Hola Amigos
jojos (JRI)                                          Keystone Grill
jojos of Texas (JRI)                                 Las Brisas
Malibu Sea Lion U.S.A. (FWC)                         Original El Torito Restaurant
Reuben's (Coco's/FWC)                                Specialty Catering
Tibbie's Music Hall (Coco's)                         Tequila Willie's
                                                     Who-Song & Larry's Restaurant
                                                       and Cantina

                                                              Chi-Chi's, Inc.
                                                     -------------------------------
                                                     Chi-Chi's
                                                     Chi-Chi's El Pronto
                                                     Chi-Chi's Mexican Restaurante
                                                     HomeTown Buffet
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